SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

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                               FORM 8-K
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                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


   Date of Report (Date of Earliest Event Reported): January 1, 1999

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                     OCONEE FINANCIAL CORPORATION
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        (Exact name of Registrant as Specified in its Charter)

                                 Georgia
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             (State or Other Jurisdiction of Incorporation)


                                                (applied for)
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       (Commission File Number)      (I.R.S. Employer Identification Number)


                     35 North Main Street,
                     Watkinsville, Georgia                  30677-0205
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          (Address of Principal Executive Offices)         (Zip Code)


  Registrant's telephone number, including area code: (706) 769-6611


                            Not Applicable
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     (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On August 28, 1998, Oconee State Bank (the "Bank"), the
Registrant and its wholly-owned subsidiary, Oconee Interim
Corporation, entered into an Agreement and Plan of Merger pursuant to which the Bank would be reorganized as a wholly-owned subsidiary of the Registrant (the "Reorganization"). The shareholders of the Bank approved the Reorganization on December 15, 1998, and the Reorganization was effective on January 1, 1999.

     This Current Report on Form 8-K is filed pursuant to Rule 12g-3(f) of the Securities Exchange Act of 1934, as amended (the "Act"). Under Rule 12g-3(a), the Registrant is a "successor issuer" to the Bank, which previously filed periodic reports under the Act with the Federal Deposit Insurance Corporation. As the Bank's securities are registered under Section 12(b) of the Act, the securities of the Registrant are now deemed registered under that section, and the Registrant is required to file periodic reports under the Act with the Securities and Exchange Commission.


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   OCONEE FINANCIAL CORPORATION

                                   By: /s/ B. Amrey Harden
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                                   Name:  B. Amrey Harden
                                   Title:    President

                                   January  13, 1999
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                                   Date